UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 2008


                          ROYAL BLUE EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                                  333-1389194
                            (Commission File Number)


                                    Pending
                       (IRS Employer Identification No.)


                160 West 5th Street, Suite 208, North Vancouver,
                        British Columbia, Canada V7M 1J8
             (Address of principal executive offices and Zip Code)


                                 (604) 904-2432
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On February 20, 2008, Gudmund Lovang, our former officer and director, sold 2,000,000 shares of our restricted common stock to our president, Larry Sostad. The number of shares transferred represents approximately 26.5% of our issued and outstanding common stock. Mr. Sostad has agreed to pay $2,000 from his personal funds to Mr. Lovang in connection with the share purchase. There are no arrangements or understandings among Mr. Lovang and Mr. Sostad and their associates with respect to election of directors or other matters.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BLUE EXPLORATION, INC.


/s/ Larry Sostad
----------------------------------------------
Larry Sostad
President, Chief Executive Officer, Secretary,
Treasurer, principal accounting officer,
principal financial officer and director


Date: February 20, 2008